TRANSAMERICA VARIABLE INSURANCE FUND, INC.

Growth Portfolio
Money Market Portfolio
Annual report year ending
December 31, 1999

DIRECTORS
Gary U. Rolle, Chairman
Dr. James H. Garrity
Peter J. Sodini
Jon C. Strauss


OFFICERS
Gary U. Rolle, President
William T. Miller, Treasurer and Assistant Secretary
Regina M. Fink, Secretary
Thomas M. Adams, Assistant Secretary

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INDEPENDENT AUDITORS
Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90017

TRANSAMERICA VIF GROWTH PORTFOLIO
PORTFOLIO MANAGER: JEFFREY S. VAN HARTE

MANAGER'S COMMENTS - GROWTH PORTFOLIO
DECEMBER 31, 1999

FUND PERFORMANCE
The Transamerica VIF Growth Portfolio total return of 37.79% for 1999 marked the ninth straight year that the Fund has outperformed the S&P 500. For 1999, the S&P 500 Returned 21.04%. For the last 10 years, the Portfolio has earned an annualized total return of 26.79%, while the S&P 500 has returned 18.21%.

PORTFOLIO MANAGER COMMENTS
Our recent research has driven us toward the world of wireless communications and optical component suppliers to the Internet. We believe that the demand for wireless data services and increased bandwidth on the Internet are in their infant stages. Consistent with our long-term investment approach, we look for the emerging leaders.

Two new additions to our wireless investments were Qualcomm and RF Micro Devices. Qualcomm is the leader in CDMA (Code Division Multiple Access) wireless technology, a technology standard we believe will prevail as the dominant wireless technology. RF Micro Devices is the leading provider of integrated circuits that enable rapid wireless data applications. We also added JDS Uniphase to the Portfolio this year. By virtue of the merger of JDS Fitel with Uniphase, the company is now the dominant provider of optical components used in fiber optic systems.

PORTFOLIO ASSET MIX
         Common Stock      99.1%
         Cash and Cash Equivalents  0.9%

GOING FORWARD
We continue to hold a long-term bullish outlook on the stock market because of the rapid technological innovation driving the economy. We believe that this innovation will continue to keep productivity high and inflation and interest rates low. We are interested in owning the dominant "creators" and "deployers" of technology. Companies that have learned to create or deploy technology to their benefit often garner tremendous competitive advantage. They are "masterpieces," and we believe that investments in masterpieces are the key to long-term wealth accumulation and superior investment performance.

Thank  you  for  your  continued  investment  in  the  Transamerica  VIF  Growth
Portfolio.

GROWTH PORTFOLIO - SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

COMMON STOCKS-- 99.1%
Broadcasting-- 4.1%
Clear Channel Communications, Inc.a         110,000 $  9,817,500
Business Services-- 4.1%
First Data Corporation                       198,000  9,763,875
Chemicals-- 1.8%
Minerals Technologies, Inc.                  105,000  4,206,563
Commercial Services-- 2.2%
Sodexho Marriott Services, Inc.              400,000  5,200,000
Communication Services-- 6.5%
Qwest Communications International, Inc.a    185,000  7,955,000
VeriSign, Inc. a                             40,000   7,637,500
                                                     15,592,500
Computers & Business Equipment-- 15.8%
Cisco Systems, Inc. a                        100,000  10,712,500
Dell Computer Corporation a                  250,000  12,750,000
EMC Corporation a                            130,000  14,202,500
                                                      37,665,000
Containers & Packaging-- 2.3%
Sealed Air Corporation a                     105,000   5,440,313
Drugs & Health Care-- 2.4%
KeraVision, Inc. a                            70,000     428,750
Merck & Company, Inc.                         80,000   5,365,000
                                                       5,793,750
Electronics-- 14.8%
Agilent Technologies, Inc. a                 130,000  10,050,625
Applied Materials, Inc. a                    90,000   11,401,875
Intel Corporation                            100,000   8,231,250
QLogic Corporation a                          35,000   5,595,625
                                                      35,279,375
Financial Services-- 6.0%
Charles Schwab Corporation                    250,000  9,593,750
Knight/Trimark Group, Inc. a                  100,000  4,600,000
                                                      14,193,750
Hotels & Restaurants-- 2.5%
McDonald's Corporation                        150,000  6,046,875
Retail-- 3.4%
Gap, Inc.                                     175,000  8,050,000
Retail Grocery-- 5.6%
Kroger Company a                              400,000  7,550,000
Safeway, Inc. a                               165,000  5,867,813
                                                      13,417,813
Software-- 7.5%
IMS Health, Inc.                             275,000  $ 7,476,562
Microsoft Corporation a                       90,000   10,507,500
                                                       17,984,062
Telecommunications-- 4.7%
JDS Uniphase Corporation a                    70,000   11,291,875
Telecommunications Equipment-- 12.4%
QUALCOMM, Inc.                               100,000   17,612,500
RF Micro Devices, Inc. a                      85,000    5,817,187
Vodafone AirTouch PLC ADRb                   125,000    6,187,500
                                                       29,617,187
Trucking & Freight Forwarding-- 3.0%
United Parcel Service, Inc.                  105,000    7,245,000
Total Common Stocks
(cost  $130,139,785)                                   236,605,438
REPURCHASE  AGREEMENT -- 0.9%
State Street Bank and Trust
Company,  2.50%,  due
01/03/00,  (collateralized
by $1,700,000 par value U.S.
Treasury Bond,  8.875%,
due 08/15/17, with a
value of $2,114,375, cost $2,070,000)       $2,070,000  2,070,000
Total Investments-- 100.0%
(cost  $132,209,785)*                                 238,675,438
Liabilities in Excess of Other Assets-- 0.0%              (20,212)
Net Assets - 100.0%                             $     238,655,226

a        Non-income producing security
b        ADR -- American Depository Receipts
* Aggregate cost for Federal tax purposes. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $115,176,103 and $8,710,450, respectively. Net unrealized appreciation for tax purposes is $106,465,653.

TRANSAMERICA VIF MONEY MARKET PORTFOLIO
PORTFOLIO MANAGER:  EDWARD S. HAN
CO-MANAGER:  HEIDI Y. HU

FUND PERFORMANCE
The Transamerica VIF Money Market Portfolio continued to deliver good performance in 1999. The Fund's annualized yield (12-month return) as of December 31, 1999 was 4.62% in comparison to the IBC Money Fund Report return of 4.57%. The seven-day current and effective yields were 4.92% and 5.04% respectively, as of December 31, 1999. The Fund's annualized return since inception in January 1998 is 4.78%.

PORTFOLIO MANAGER COMMENTS
The Fund's objective is to provide liquidity, preservation of capital, and current income. Despite a challenging interest rate environment caused by a strong U.S. economy, the Fund continued to perform well relative to its peer group. Strong consumer demand, tight labor markets, record highs in the U.S. equity markets, and the global economic upswing raised bond market concerns that the domestic economy was overheating and higher inflation would be imminent. The Federal Reserve remained watchful of inflationary pressures and raised the federal funds target rate three times in 1999, effectively undoing the three easings made between September and November of 1998. To this end, we actively managed the Fund's maturity in anticipation of the actions taken by the Federal Reserve, and were able to generate outperformance for our investors.

PORTFOLIO ASSET MIX
Commercial Paper  100.0%


GOING FORWARD
The continued strength of the U.S. economy is likely to merit further interest rate tightening by the Federal Reserve in the first half of 2000. We expect vigilant Federal Reserve action coupled with the rate increases of 1999 to slow consumer spending and result in more moderate economic growth in 2000. We will continue to invest in high quality companies and to manage the Fund to maximize safety, liquidity and yield.

Thank you for your continued investment in the Transamerica VIF Money Market Portfolio.

MONEY MARKET PORTFOLIO - SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

COMMERCIAL PAPER - DOMESTIC-- 71.9%
Banking-- 1.6%
J.P. Morgan & Company, Inc.
         5.420%   01/20/00 $  280,000       $   279,199
Commercial Financial Services-- 18.5%
Associates Corporation of North America
         3.500%   01/03/00    800,000           799,844
General Electric Capital Corporation
         6.550%   01/25/00    645,000           642,184
IBM Credit Corporation
         4.000%   01/06/00    1,000,000         999,444
John Deere Finance Ltd.
         6.000%   01/07/00      800,000         799,200
                                              3,240,672
Consumer Financial Services-- 14.8%
Ford Motor Credit Company
         5.980%   01/03/00      800,000         799,734
Toyota Motor Credit Corporation
         5.950%   01/24/00      800,000         796,959
USAA Capital Corporation
         4.500%   01/11/00     1,000,000        998,750
                                              2,595,443
Electric Utilities-- 5.7%
Duke Energy Corporation
         4.500%   01/05/00     1,000,000        999,500
Electronics-- 4.6%
Motorola, Inc.
         5.000%   01/05/00       800,000         799,556
Financial Services-- 2.9%
Merrill Lynch & Company, Inc.
         5.550%   01/24/00       500,000         498,227
Oil-- 8.9%
Chevron Corporation
         3.500%   01/03/00       800,000          799,845
Exxon Capital Corporation
         6.350%   01/04/00       750,000          749,603
                                                1,549,448
Paper & Forest Products-- 5.7%
Kimberly-Clark Corporation
         4.750%   01/06/00     1,000,000          999,340

Photography -- 2.9%
Eastman Kodak Company
         5.150%   01/20/00 $   500,000      $   498,641
Retail-- 5.1%
Wal-Mart Stores, Inc.
         5.250%   01/06/00     900,000          899,344
Telecommunications-- 1.2%
AT&T Corporation
         5.000%   01/14/00    210,000           209,621
Total Commercial Paper - Domestic
(amortized cost  $12,568,991)                12,568,991
COMMERCIAL PAPER - FOREIGN-- 7.7%
Banking -- 7.7%
Inter-American Development Bank
         4.800%   01/10/00    500,000          499,275
Toronto Dominion Holdings
         5.750%   01/10/00    850,000          848,778
Total Commercial Paper - Foreign
(amortized cost  $1,348,053)                  1,348,053
U.S. GOVERNMENT AGENCY SECURITIES-- 10.3%
Federal Home Loan Bank
         5.800%   01/11/00     800,000          798,711
Federal Home Loan Mortgage Corporation
         4.300%   01/10/00    1,000,000        998,925
Total U.S. Government Agency Securities
(amortized cost  $1,797,636)                  1,797,636
REPURCHASE AGREEMENT-- 17.3%
State Street Bank and Trust Company,
2.50%, due 01/03/00, (collateralized
by $3,035,000 par value U.S. Treasury
Note, 6.375%, due 03/31/01, with a
value of $3,088,113, cost $3,024,000)       3,024,000         3,024,000
Total Investments-- 107.2%
(amortized cost  $18,738,680)                                  18,738,680
Liabilities in Excess of Other Assets-- (7.2)%                (1,259,877)
Net Assets - 100.0%                         $17,478,803

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

                               GROWTH MONEY MARKET
                               PORTFOLIO PORTFOLIO
Assets
Investments, at cost                $       132,209,785       $ 18,738,680

Investments, at value               $       238,675,438       $ 18,738,680
Cash                                        134                 127
Receivables:
         Fund shares sold                   165,819             24,651
         Dividends and interest              71,991             210
         Reimbursement from Adviser          5,968              10,542
Other assets                                1,346               71
                                            238,930,696         18,774,281

Liabilities
Payables:
         Fund shares redeemed               72,714            1,277,169
         Advisory fees                      136,242           4,567
         Directors fees                     1,117             7
Other accrued expenses                      65,397           13,735
                                           275,470           1,295,478
Total Net Assets              $        238,655,226      $   17,478,803

Net Assets Consist Of
Paid in capital                     $       134,114,179       $  17,478,803
Accumulated net realized loss on investments (1,924,606)               -
Net unrealized appreciation of investments  106,465,653                -
Total Net Assets                   $        238,655,226      $   17,478,803

Shares Outstanding                          8,969,904            17,478,803
Net Asset Value Per Share  $                    26.61   $        1.00

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1999

                               GROWTH MONEY MARKET
                               PORTFOLIO PORTFOLIO
Investment Income
Interest income            $        244,903 $        617,706
Dividend income                     324,692*         -
Total Income                        569,595           617,706

Expenses
Investment Adviser fee              1,198,158                 41,050
Administration fees                 89,195                     50,058
Custodian fees                      64,883                     46,712
Audit fees                          40,555                     3,158
Transfer Agent fees                 26,096                     21,952
Printing expenses                   12,390                    500
Directors' fees                     4,728                      272
Other expenses                      6,150                     2,021
Total expenses before waiver and reimbursement
                                            1,442,155         165,723
Reimbursed expenses and waived fees
                                            (84,243)          (95,245)
Net Expenses                                1,357,912          70,478

Net Investment Income (Loss)                (788,317)          547,228

Net Realized and Unrealized Gain (Loss) on Investments Net realized loss on investments (1,924,606) - Net change in unrealized appreciation of investments
                                            61,657,926                 -
Net Realized and Unrealized Gain (Loss) on Investments
                                            59,733,320                 -

Net Increase in Net Assets Resulting From Operations
                                    $       58,945,003        $        547,228

* Net of foreign withholding taxes, the amount that was withheld in the Growth Portfolio was $1,469.



GROWTH PORTFOLIO - STATEMENTS OF CHANGES IN NET ASSETS


                                                              YEAR ENDED
                                            DECEMBER 31, 1999 DECEMBER 31, 1998
Increase in Net Assets
Operations
                  Net investment loss       $        (788,317)         $        (223,391)
                  Net realized gain (loss) on investments
                                                     (1,924,606)                7,971,054
                  Net change in unrealized appreciation of investments
                                                     61,657,926                 18,232,158
Net increase in net assets resulting from operations
                                                     58,945,003                 25,979,821

Dividends and Distributions to Shareholders
                  Net realized gains                 (506,836)                  (8,918,631)

Fund Share Transactions (Note 3)                    72,324,880                 44,452,582

Net Increase in Net Assets                          130,763,047                61,513,772

Net Assets
Beginning of period                                  107,892,179                46,378,407
End of period                               $        238,655,226       $        107,892,179






MONEY MARKET PORTFOLIO - STATEMENTS OF CHANGES IN NET ASSETS


                                                     YEAR ENDED        PERIOD ENDED
                                                  DECEMBER 31, 1999 DECEMBER 31, 1998*
Increase in Net Assets
Operations
                  Net investment income     $        547,228  $        161,269
                  Net realized gain on investments            -             -
                  Net change in unrealized appreciation of investments
                                                            -                -
Net increase in net assets resulting from operations 547,228           161,269

Dividends and Distributions to Shareholders
Net investment income                                (547,228)         (161,269)

Fund Share Transactions (Note 3)                     10,675,749        6,803,054

Net Increase in Net Assets                           10,675,749        6,803,054

Net Assets
Beginning of period                                    6,803,054        -
End of period                                        $ 17,478,803    $ 6,803,054

* The Portfolio commenced operations on January 2, 1998.



GROWTH PORTFOLIO - FINANCIAL HIGHLIGHTS

                                                     YEAR ENDED DECEMBER 31,
                           1999             1998              1997              1996             1995
Net Asset Value
Beginning of period        $19.360           $14.750           $10.930          $8.582            $5.615

Operations
Net investment loss        (0.088)          (0.013)           (0.050)           (0.065)          (0.069)
Net realized and unrealized gain
                           7.395            6.380             5.130             2.413            3.036
Total from investment operations
                           7.307            6.367             5.080             2.348            2.967

Dividends/Distributions to Shareholders
Net realized gains
                           (0.057)          (1.757)           (1.260)           -                -

Net Asset Value
End of period     $        26.610   $       19.360   $        14.750   $        10.930  $        8.582

Total Return               37.79%           43.28%            46.50%            27.36%           52.84%

Ratios and Supplemental Data
Expenses to average net assets1
                           0.85%            0.85%             0.85%             1.27%            1.41%
Net investment loss to average net assets2
                           (0.49%)           (0.32%)        (0.39%)             (0.68%)         (0.94%)
Portfolio turnover rate
                           28.79%            34.41%         20.54%              34.58%           18.11%
Net assets, end of period (in thousands)
                           $238,655          $107,892      $46,378              $32,238          $25,738

* Prior to November 1, 1996, activity represents accumulated unit values of the Transamerica Occidental's Separate Account Fund C which have been converted to share values for presentation purposes. 1 If the Investment Adviser had not waived expenses, the ratio of operating expenses to average net assets would have been 0.90%, 0.96%, 0.98% and 1.34% for the years ended December 31, 1999, 1998, 1997 and 1996, respectively.

2 If the Investment Adviser had not waived expenses, the ratio of net investment loss to average net assets would have been (0.55%), (0.44%), (0.52%) and (0.75%) for the years ended December 31, 1999, 1998, 1997 and 1996, respectively.


MONEY MARKET PORTFOLIO - FINANCIAL HIGHLIGHTS


                                                        YEAR ENDED        PERIOD ENDED
                                                     DECEMBER 31, 1999 DECEMBER 31, 1998*
Net Assets Value
Beginning of period                                  $ 1.000             $  1.000

Operations:
Net investment income                                0.045                  0.048

Dividends/Distributions to Shareholders
Net investment income                                (0.045)              (0.048)

Net Asset Value
End of period                                        $1.000             $  1.000

Total Return                                          4.62%                4.93%a

Ratios and Supplemental Data:
Expenses to average net assets1                      0.60%                 0.60%3
Net investment income to average net assets2         4.59%                 4.81%3
Net assets, end of period (in thousands)    $        17,479            $   6,803

*        The Portfolio commenced operations on January 2, 1998.
a        Total return is not annualized for periods less than one year.
1 If the  Investment  Adviser had not waived  expenses,  the ratio of  operating expenses to average net assets would have been 1.39% and 3.03% for the period ended December 31, 1999 and December 31, 1998, respectively.
2 If the Investment Adviser had not waived expenses, the ratio of net investment income to average net assets would have been 3.79% and 2.38% for the period ended December 31, 1999 and December 31, 1998, respectively.
3        Annualized.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES Transamerica Variable Insurance Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund was established as a Maryland Corporation on June 23, 1995. The Fund
currently consists of two investment portfolios, the Growth Portfolio and the Money Market Portfolio (the "Portfolios"). The Growth Portfolio's investment objective is long-term capital growth and the Money Market Portfolio's investment objective is to maximize current income.
The Growth Portfolio is the successor to Transamerica Occidental's Separate Account Fund C (the "Separate Account") which was organized as an open-end diversified management investment company. On November 1, 1996, all investments held by the Separate Account, with a fair value of $29,567,077 and a cost basis of $15,661,836, were transferred to the Growth Portfolio of the Fund. In exchange for these investments, the Separate Account received all of the outstanding shares (2,956,116) of the Growth Portfolio. This transaction was accounted for in a manner similar to a pooling of interests. Thereafter, the Separate Account's only investment is shares of the Growth Portfolio. Effective October 31, 1996, the net asset value of the Growth Portfolio was re-priced at $10 per unit. All previous accumulation unit values of the Separate Account have been restated for presentation purposes to account for this change. The Money Market Portfolio commenced operations on January 2, 1998.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(A) VALUATION OF SECURITIES
Equity securities traded on a national exchange, NASDAQ and over-the-counter securities are valued at the last sale price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to procedures established by the Fund's Board of Directors. Debt securities with a maturity of 60 days or less, and all investments in the Money Market Portfolio are valued at amortized cost, which approximates market value.

(B) REPURCHASE AGREEMENTS
The Portfolios may enter into repurchase agreements with Federal Reserve System member banks or U.S. securities dealers. A repurchase agreement occurs when the Portfolios purchase an interest-bearing debt obligation and the seller agrees to repurchase the debt obligation on a specified date in the future at an agreed-upon price. If the seller is unable to make a timely repurchase, the Portfolio's expected proceeds could be delayed, or the Portfolio could suffer a loss in principal or current interest, or incur costs in liquidating the collateral.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded daily on an accrual basis. Realized gains and losses on investments are determined using the identified cost method for both financial statement and Federal income tax purposes. The aggregate cost of securities purchased (excluding short-term investments) and proceeds from sales for the Growth Portfolio were $115,978,442 and $44,964,262 respectively, for the year ended December 31, 1999.

(D) DIVIDENDS AND DISTRIBUTIONS
The Growth Portfolio declares and distributes dividends from net investment income and net realized capital gains, if any, at least annually. The Money Market Portfolio declares dividends daily and pays such dividends monthly. Net realized capital gains, if any, are distributed at least annually. All distributions are paid in shares of the relevant Portfolio at net asset value.

(E) FEDERAL INCOME TAXES
The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. On December 15, 1999, the Growth Portfolio paid a capital gain distribution of $506,836.

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, net operating losses and capital loss carry-forwards. For the year ended December 31, 1999, the Growth Portfolio increased undistributed net investment income by $788,317 and decreased paid in capital by $788,317. As of December 31, 1999 for Federal income tax purposes, the Growth Portfolio had a capital loss carry-forward of $1,924,606 expiring in 2007.

(F) USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

2.       INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund has entered into an Investment Advisory Agreement with Transamerica Investment Management, LLC (the "Adviser"), an indirect subsidiary of Transamerica Corporation, a subsidiary of AEGON, NV. During 1999, Transamerica Corporation was acquired by AEGON N.V., a holding company organized under the laws of the Netherlands. For its services to the Growth Portfolio, the Adviser receives an annual advisory fee of 0.75% of the average daily net assets of the Portfolio. For its services to the Money Market Portfolio, the Adviser receives an annual advisory fee of 0.35% of the average daily net assets of the Portfolio.

The Adviser has contracted with Transamerica Investment Services, Inc., a wholly-owned subsidiary of Transamerica Corporation to provide investment research and other information and services to the Portfolios. Transamerica Investment Services receives its fee directly from the Adviser, and receives no compensation from the Portfolios. The Adviser, at its discretion, has agreed to waive its fee and assume any other operating expenses (other than certain extraordinary or non-recurring expenses) of the Growth and Money Market Portfolios which exceed 0.85% and 0.60%, respectively, of the average daily net assets of the Portfolios.

No officer, director, or employee of the Adviser or any of their respective affiliates receives any compensation from the Fund for acting as director or officer of the Company. Each director of the Company who is not an "interested person" (as that term is defined in the 1940 Act) receives from the Fund a $500 annual fee, and $250 for each meeting of the Company's Board attended, and is reimbursed for expenses incurred in connection with such attendance. For the year ended December 31, 1999, the Fund expensed aggregate fees of $5,000 to all directors who are not affiliated persons of the Adviser.

3. CAPITAL STOCK TRANSACTIONS
The Fund has one billion shares of $0.001 par value stock authorized. As of December 31, 1999, the Growth Portfolio was authorized to issue one hundred million shares.

                                    YEAR ENDED                 YEAR ENDED
                                 DECEMBER 31, 1999          DECEMBER 31, 1998
GROWTH PORTFOLIO           SHARES           AMOUNT             SHARES            AMOUNT
Capital stock sold         4,242,531        $90,830,811       2,397,169        $43,159,237
Capital stock issued upon
         reinvestment of dividends
         and distributions 22,028           506,859              464,996        8,918,618
Capital stock redeemed     (868,305)         (19,012,790)     (432,728)         (7,625,273)
Net increase               3,396,254        $72,324,880       2,429,437        $44,452,582

As of December 31,1999, the Money Market Portfolio was authorized to issue one hundred million shares.

                                            YEAR ENDED                 PERIOD ENDED
                                        DECEMBER 31, 1999             DECEMBER 31, 1998*
MONEY MARKET PORTFOLIO     SHARES           AMOUNT               SHARES            AMOUNT
Capital stock sold         149,428,213      $149,428,213           9,566,932        $ 9,566,932
Capital stock issued upon
         reinvestment of dividends
         and distributions 547,242           547,242                  161,266         161,266
Capital stock redeemed     (139,299,706)    (139,299,706)         (2,925,144)       (2,925,144)
Net increase             10,675,749        $ 10,675,749           6,803,054         $ 6,803,054
*        Portfolio commenced operations on January 2, 1998.

REPORT OF INDEPENDENT AUDITORS


To The Shareholders and Board of Directors of Transamerica Variable Insurance Fund, Inc.,

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Transamerica Variable Insurance Fund, Inc. (comprising respectively, the Growth Portfolio and Money Market Portfolio) (the "Funds") as of December 31, 1999, and the related statements of operations, changes in net assets, and financial highlights for each of the fiscal periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management.
Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Transamerica Variable Insurance Fund, Inc. as of December 31, 1999, and the results of their operations, the changes in their net assets and their financial highlights for each of the fiscal periods indicated therein, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP
Los Angeles, California
January 31, 2000